UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2007
The Men’s Wearhouse, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-16097 (Commission File Number)	74-1790172 (IRS Employer Identification No.)

5803 Glenmont Drive Houston, Texas (Address of principal executive offices)	77081 (Zip Code)
713-592-7200
(Registrant’s telephone
number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     On February 14, 2007, Kathleen Mason advised The Men’s Wearhouse, Inc. (the “Company”) that, in order to reduce the number of boards of directors on which she serves as a director, she does not intend to stand for re-election as a director of the Company at the 2007 annual meeting of shareholders.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 16, 2007

THE MEN’S WEARHOUSE, INC.
By:	/s/ Neill P. Davis
Neill P. Davis
Executive Vice President, Chief Financial Officer, Treasurer and Principal Financial Officer